UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2013, the Nominations and Corporate Governance Committee recommended, and the Board of Directors unanimously agreed, that Ms. Gray be appointed to the Compensation Committee effective immediately.

Amendment to 2009 Stock Incentive Plan

On November 14, 2013, at the 2013 Annual Meeting, stockholders approved the amendment of the Company’s 2009 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock authorized for issuance under the Plan from 5,550,000 shares under the Plan to 7,950,000 shares under the Plan, as amended by Amendment No. 2 to 2009 Stock Incentive Plan (the “Amended Plan”).

A more detailed description of the Plan Amendment is set forth in the Company’s 2013 definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on October 7, 2013, under the caption “PROPOSAL 2 - APPROVAL OF AMENDMENT TO THE 2009 STOCK INCENTIVE PLAN”, which description is incorporated herein by reference. The foregoing summary of the Plan Amendment, as well as the summary of the Plan Amendment disclosed in the Proxy Statement, are qualified in their entirety by reference to the full text of the Amended 2009 Stock Incentive Plan, which is filed as Exhibit 99.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 14, 2013, the Company held its 2013 Annual Meeting of Stockholders for the purpose of considering and voting on four proposals. Each of the four proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:

1.	Stockholders voted to re-elect Jennifer M. Gray, James L. Loomis and Daniel M. McGurl as Class III Directors, each to serve for a term of three years.

2.	Stockholders voted to approve an amendment to the Company’s stock incentive plan to increase the number of shares of common stock authorized for issuance under the Plan from 5,550,000 shares to 7,950,000 shares.

3.	Stockholders approved the Company’s executive compensation in a non-binding vote commonly referred to as “say-on-pay”.

4.	Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2014.

The respective voting results for each of the proposals approved by stockholders were as follows:

Proposal 1

Stockholders voted to re-elect the Company’s three nominees as Class III Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Jennifer M. Gray	32,968,886	778,985	1,744,896
Re-elected James L. Loomis	19,716,163	14,031,708	1,744,896
Re-elected Daniel M. McGurl	11,626,857	22,121,014	1,744,896

Proposal 2

Stockholders voted to approve an amendment to our 2009 Stock Incentive Plan.

For	Against	Abstain	Broker non-votes

20,964,586	12,686,291	96,994	1,744,896

Proposal 3

Stockholders approved the Company’s executive compensation in a non-binding vote commonly referred to as “say-on-pay”.

For	Against	Abstain	Broker non-votes

29,691,376	3,950,422	106,073	1,744,896

Proposal 4

Stockholders ratified the selection of Ernst & Young LLP as our registered public accounting firm for the fiscal year ending June 30, 2014.

For	Against	Abstain

35,100,395	309,199	83,173

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 20, 2013	By:	/s/ Eric K. Morgan
Eric K. Morgan
Senior Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Amended 2009 Stock Incentive Plan